UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 24, 2004



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)


               Delaware                0-16375              94-3018487
               ---------               --------             ----------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)        Identification No.)

                                2711 Citrus Road
                        Rancho Cordova, California 95742
                        --------------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 858-5100
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
------------------------

Item 8.01 Other Events.

     On November 24, 2004, ThermoGenesis Corp. (the "Company") provided update on a press release on its Thrombin Processing Device ("TPD") and DAC System for the semi-automated separation of whole blood. The FDA determined that the TPD is not substantially equivalent to devices marketed in interstate commerce prior to May 28, 1976 or to any device which has been reclassified into Class I or Class II and therefore, the TPD has been classified by statute into Class III (Pre-Market Approval ("PMA")). The FDA has reviewed the DAC System 510(k) submission for the semi-automated separation of whole blood and freezing of blood components and requires additional information to complete its determination of substantial equivalency to devices marketed in interstate commerce. ThermoGenesis has recently provided additional information for the FDA's review. Additional information can be found on the press release attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.        Exhibit Description
         -----------        -------------------
             99             Press Release Updating  Regulatory  Clearance Status
                            for Autologous Thrombin Processing Device (TPD(TM)) and the DAC(TM) System


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        THERMOGENESIS CORP.,
                                                        a Delaware Corporation


Dated:  November 29, 2004                               /s/ Renee M. Ruecker
                                                        ------------------------
                                                        Renee Ruecker,
                                                        Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.        Description
         -----------        -----------
             99             Press  Release  dated  November  24,  2004    titled
                            "Thermogenesis Updates Regulatory Clearance Status for Autologous Thrombin Processing Device (TPD(TM)) and the DAC(TM) System "